UACSC 99-D

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                    MAY 2000

NOTE BALANCE RECONCILIATION                                                     DOLLARS
                                                   CLASS A-1        CLASS A-2       CLASS A-3       CLASS A-4         CLASS B
                                                  -------------   -------------   -------------   -------------    -------------
Original Note Balances                            58,575,000.00   82,125,000.00   66,050,000.00   77,781,000.00    18,161,808.00
Beginning Period Note Balances                    10,938,619.11   82,125,000.00   66,050,000.00   77,781,000.00    18,161,808.00
Principal Collections - Scheduled Payments         3,510,925.72               -               -               -                -
Principal Collections - Payoffs                    3,159,624.12               -               -               -                -
Principal Withdrawal from Payahead                     1,554.43               -               -               -                -
Gross Principal Charge Offs                          897,714.40               -               -               -                -
Repurchases                                                   -               -               -               -                -
Accelerated Principal                                         -               -               -               -                -
Principal shortfall, up to Accelerated Principal              -               -               -               -                -
Total Principal to be Distributed                  7,569,818.67               -               -               -                -
                                                   ------------   -------------   -------------   -------------    -------------
Ending Note Balances                               3,368,800.44   82,125,000.00   66,050,000.00   77,781,000.00    18,161,808.00
                                                   ============   =============   =============   =============    =============


Note Factor                                           0.0575126       1.0000000       1.0000000       1.0000000        1.0000000
Interest Rate                                           6.12875%         6.4500%         6.6700%          6.850%           7.070%

NOTE BALANCE RECONCILIATION                                         NUMBERS
                                                      TOTAL
                                                  --------------     ------
Original Note Balances                            302,692,808.00     24,594
Beginning Period Note Balances                    255,056,427.11     18,965
Principal Collections - Scheduled Payments          3,510,925.72
Principal Collections - Payoffs                     3,159,624.12        350
Principal Withdrawal from Payahead                      1,554.43
Gross Principal Charge Offs                           897,714.40         65
Repurchases
Accelerated Principal
Principal shortfall, up to Accelerated Principal
Total Principal to be Distributed                   7,569,818.67
                                                  --------------     ------
Ending Note Balances                              247,486,608.44     18,550
                                                  ==============     ======


Note Factor                                            0.8176164
Interest Rate                                             6.5758%

PRINCIPAL BALANCE RECONCILIATION

Original Principal Balance                                       302,692,808.32
Beginning Period Principal Balance                               258,083,355.51
Principal Collections - Scheduled Payments                         3,510,925.72
Principal Collections - Payoffs                                    3,159,624.12
Principal Withdrawal from Payahead                                     1,554.43
Gross Principal Charge Offs                                          897,714.40
Repurchases                                                                   -
                                                                 --------------
Ending Principal Balance                                         250,513,536.84
                                                                 ==============
Ending Note Balances                                             247,486,608.44
                                                                 ==============
Tail not sold                                                              0.32
                                                                 ==============
Cumulative Accelerate Principal                                    3,026,928.08
                                                                 ==============


CASH FLOW RECONCILIATION

Principal Wired                                                    6,671,677.10
Interest Wired                                                     2,735,366.50
Withdrawal from Payahead Account                                       1,642.26
Repurchases (Principal and Interest)                                          -
Charge Off Recoveries                                                311,633.81
Interest Advances                                                     96,040.29
Collection Account Interest Earned                                    33,798.44
Spread Account Withdrawal                                                     -
Policy Draw for Principal or Interest                                         -
                                                                 --------------

Total Cash Flow                                                    9,850,158.40
                                                                 ==============


TRUSTEE DISTRIBUTION (6/8/00)

Total Cash Flow                                                    9,850,158.40
Unrecovered Advances on Defaulted Receivables                         30,172.01
Servicing Fee (Due and Unpaid)                                         2,522.44
Interest to Class A-1 Noteholders, including any overdue amounts      57,728.94
Interest to Class A-2 Noteholders, including any overdue amounts     441,421.88
Interest to Class A-3 Noteholders, including any overdue amounts     367,127.92
Interest to Class A-4 Noteholders, including any overdue amounts     443,999.88
Interest to Class B Noteholders, including any overdue amounts       107,003.32
Principal to Class A-1 Noteholders, including any overdue amounts  7,569,818.67
Principal to Class A-2 Noteholders, including any overdue amounts             -
Principal to Class A-3 Noteholders, including any overdue amounts             -
Principal to Class A-4 Noteholders, including any overdue amounts             -
Principal to Class B Noteholders, including any overdue amounts               -
Insurance Premium                                                     32,944.79
Interest Advance Recoveries from Payments                             43,618.86
Unreimbursed draws on the Policy for Principal or Interest                    -
Deposit to Payahead                                                    1,312.71
Payahead Account Interest to Servicer                                     72.97
Excess                                                               752,414.01
                                                                 --------------

Net Cash                                                                      -
                                                                 ==============

Servicing Fee Retained from Interest Collections                     212,547.02

SPREAD ACCOUNT RECONCILIATION


Original Balance                                                     756,732.02
Beginning Balance                                                  3,026,928.08
Trustee Distribution of Excess                                       752,414.01
Interest Earned                                                       15,444.00
Spread Account Draws                                                          -
Reimbursement for Prior Spread Account Draws                                  -
Distribution of Funds to Servicer                                   (767,858.01)
                                                                 --------------
Ending Balance                                                     3,026,928.08
                                                                 ==============

Required Balance                                                   3,026,928.08

FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                                  12,107,712.33
Beginning Balance                                                  4,916,991.80
Reduction Due to Spread Account                                     (390,945.93)
Reduction Due to Accelerated Principal                                        -
Reduction Due to Principal Reduction                                (256,567.81)
                                                                 --------------
Ending Balance                                                     4,269,478.06
                                                                 ==============

First Loss Protection Required Amount                              4,269,478.06
First Loss Protection Fee %                                                2.00%
First Loss Protection Fee                                              7,352.99

POLICY RECONCILIATION


Original Balance                                                 302,692,808.00
Beginning Balance                                                253,692,184.14
Draws                                                                         -
Reimbursement of Prior Draws                                                  -
                                                                 --------------
Ending Balance                                                   253,692,184.14
                                                                 ==============

Adjusted Ending Balance Based Upon Required Balance              246,089,509.32
                                                                 ==============
Required Balance                                                 246,089,509.32


PAYAHEAD RECONCILIATION


Beginning Balance                                                     14,134.49
Deposit                                                                1,312.71
Payahead Interest                                                         72.97
Withdrawal                                                             1,642.26
                                                                 --------------
Ending Balance                                                        13,877.91
                                                                 ==============

CURRENT DELINQUENCY
                                            PRINCIPAL      % OF ENDING
# PAYMENTS DELINQUENT        NUMBER          BALANCE       POOL BALANCE
---------------------        ------          -------       ------------
1 Payment                      330        3,844,748.79       1.53%
2 Payments                     213        2,884,185.78       1.15%
3 Payments                      69          912,094.30       0.36%
                               ---        ------------       ----
Total                          612        7,641,028.87       3.05%
                               ===        ============



DELINQUENCY RATE (60+)
                                                           RECEIVABLE
                                       END OF PERIOD      DELINQUENCY
PERIOD                   BALANCE        POOL BALANCE          RATE
-----------            ------------    --------------     -----------
Current                3,796,280.08    250,513,536.84         1.52%
1st Previous           2,999,706.35    258,083,355.51         1.16%
2nd Previous           2,933,481.95    264,497,550.75         1.11%


NET LOSS RATE

                                                                                                     DEFAULTED
                                                  LIQUIDATION        AVERAGE                          NET LOSS
PERIOD                             BALANCE         PROCEEDS        POOL BALANCE                     (ANNUALIZED)
Current                           897,714.40     311,633.81       254,298,446.18                          2.77%
1st Previous                      706,935.36     207,003.92       261,290,453.13                          2.30%
2nd Previous                      934,269.32     136,095.43       268,465,634.47                          3.57%

Gross Cumulative Charge Offs    3,375,490.99                      Number of Repossessions                   52
Gross Liquidation Proceeds        692,108.80                      Number of Inventoried Autos EOM          131
Net Cumulative Loss Percentage         0.89%                      Amount of Inventoried Autos EOM   872,200.00
Net Cumulative Loss Percentage
 (adjusted for estimated
 future Liquidation Proceeds)          0.60%
Trigger                                1.50%
Status                                   OK



EXCESS YIELD TRIGGER
                                                              EXCESS YIELD
                          EXCESS           END OF PERIOD       PERCENTAGE
PERIOD                     YIELD            POOL BALANCE      (ANNUALIZED)
------                     -----            ------------      ------------
Current                 830,113.00         247,486,608.44       4.03%
1st Previous            637,606.11         255,056,427.11       3.00%
2nd Previous            575,521.09         261,470,622.35       2.64%
3rd Previous          1,461,979.29         269,406,789.78       6.51%
4th Previous          1,529,321.81         275,907,866.68       6.65%
5th Previous          1,602,355.82         284,032,353.61       6.77%

                                                 CURRENT
                                                  LEVEL     TRIGGER    STATUS
                                                  -----     -------    ------
Six Month Average Excess Yield                    4.93%      1.50%       OK

Trigger Hit in Current or any Previous Month                             NO




DATE: June 6, 2000                           /s/ Ashley Vukovits
                                             ---------------------------------
                                             ASHLEY VUKOVITS
                                             FINANCE OFFICER